NovAccess Global

MARKET SYMBOL : XSNX

NovAccess Global

Annual Shareholders' Meeting

Dr. Dwain Irvin, CEO
Neil Laird, CFO
John Cassarini, Chairman of the Board

November 21st, 2022

Forward-Looking Statements

This information package contains forward-looking statements, which includes forecasts and timelines. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “will”, “proposes”, “expects”, “estimates”, “intends”, “anticipates” or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the business to have actual results, performance, or developments, to be materially different from any future results, performance or developments expressed or implied by the forward-looking statements. Although the company has attempted to identify important factors that could cause actual results, performance, or developments, to differ materially from those described in forward-looking statements, there may be other factors that cause results, performance or developments not to be as anticipated, estimated or intended. There can be no assurance that forward-looking statements will prove to be accurate, as actual results, performance, or developments, could differ materially from those anticipated in such statements. All nominal figures will be presented in USD amounts.

Accordingly, participants in this meeting, and recipients of this presentation, should not place undue reliance on forward looking statements, as the company can make no guarantee of future results.

Overview

- XSNX Introductions
- XSNX Technology/Asset Overview
- Market Analysis/ Investor Highlights
- Financial Update, CFO
- Official Portion/Voting

About Us

- Pre-IND stage biopharmaceutical company developing next-generation immunotherapies to treat brain cancer
- An SEC-registered, OTCQB Markets, public company seeking FDA approval for a human clinical trial
- An expert scientific and managerial team focused on bringing novel cancer therapeutics to market through innovation

Our Focused Mission

Acquisition of cutting-edge technologies in the life sciences

Utilization of our expert advisory board to accelerate going to market

Enhance and accelerate bringing to market novel brain tumor immunotherapies

Our Team

Each Contributor, an Expert in their Field - Highly Focused, yet Adaptable

Management



Dwain Irvin Ph.D., MPH
Chief Executive Officer



Neil Laird
Chief Financial Officer



Christopher Wheeler, Ph.D.
President, StemVax Therapeutics
Co-Founder, T-Neuro

Board of Directors



John Cassarini
Portfolio Management Executive, XSNX Board Chairman



Dwain Irvin Ph.D., MPH



Jason Anderson
Life Sciences Executive and Innovator

Scientific Advisory Board



Renard Currie MBA
Manages product portfolio for $11BN company



Andrew Norris Ph.D.
Co-Founder, Midvale Group
Co-Founder, BCN Biosciences



Laina King Ph.D.
FDA/CDER, FDA/OEA
NIH Director's Office



Kim Seroogy, Ph.D.
Professor of Neurology, University of Cincinnati



Lachlan Thompson Ph.D.
Professor of Neuroscience



Peter Weinstein, Ph.D.
Legal Counsel, StemVax Therapeutics
Managing Partner, Entralta PLLC

Technology/Asset

Immunotherapy for Glioblastoma

- More than 21,000 brain tumors diagnoses were estimated for 2021 in the U.S.
- Glioblastoma is the most common primary adult brain tumor (e.g. Ted Kennedy, John McCain)
- Five-year survival rates are less than 5% for Glioblastoma
- Despite 40 yr. advances Chemotherapy and Radiation, no change in patient survival

Glioblastoma - Patient Advocate Interview


Cori Freeman
Glioblastoma Patient Advocate
Dr. Dwain Irvin
NovAccess Global CEO
NovAccess Global
Acceleration Through Innovation
MARKET SYMBOL : XSNX

TLR-AD1 Immunotherapy for Glioblastoma

Problem:

- Standard of Care: Surgical resection followed by radiation and chemotherapy
- 15-month median survival
- No Cures, additional Glioblastoma therapies needed

Solution:

- Immunotherapy: 3 Major Types
  1. Administration of antigen-pulsed dendritic cell (DC) immunotherapy
  2. Checkpoint Inhibitors
  3. Adoptive transfer of tumor-activated T cells immunotherapy
- All immunotherapy approaches have been associated with enhanced immunity against cancer - *No brain cancer immunotherapy in market, to date*

TLR-AD1 Immunotherapy for Glioblastoma

Dendritic Cell Vaccine (1st Generation)

- Improves survival in responders (Phase I and II)
- Not a cure - Reduces chance of Glioblastoma recurrence
- Needs improvement-survival rates, outcomes

TLR-AD1 Immunotherapy for Glioblastoma

3rd Generation Immunotherapy: TLR-AD1

- **3rd Generation**
  - 35% improvement over 1st generation in animals
- **1st and 2nd Generation**
  - Improves survival in Glioblastoma responders (Phase I, II)

* **NOT a cure – Reduces chance of Glioblastoma recurrence**

TLR-AD1 Immunotherapy for Glioblastoma

Step 1:

Neurosurgeon isolates Tumor and Immune Cells - Sends to Lab



TUMOR
TUMOR ANTIGEN CELLS
BLOOD
ANTIGEN-PRESENTING CELLS
(Dendritic Immune Cells)

TLR-AD1 Immunotherapy for Glioblastoma

Step 2:

Immune Cells Process Tumor Antigens Utilizing TLR-AD1 Technology

BULK TUMOR LYSATE

ANTIGEN-PRESENTING CELLS

(Dendritic Immune Cells)



Step 3:

TLR-AD1 Glioblastoma Vaccine Administered

Glioma Tumor Cell Lysate
Antigen specific or antigens derived from bulk lysate combined with Toll-like receptor (TLR) adjuvants

'Intelligence-Briefed' Immune Cells Introduced into Bloodstream

T-Cells Trained to Identify Tumor and Anti-Tumor Response Initiated



TLR-AD[1] Summary

- Parent immunotherapy shows improvement in patient survival over standard of care (chemotherapy and radiation) in Phase I and II Human Clinical trials.

- TLR-AD1 out-performs parent immunotherapies in pre-clinical animal trials.

- FDA reviews TLR-AD1 data during pre-IND interaction and confirms TLR-AD1 is done with pre-clinical analysis; and provide roadmap for IND application.

Market Analysis

Immunotherapy for Glioblastoma

Market Analysis:

- 2018, Global, $700 Million Market size, CAGR 9.3% (GlobalData Inc. 2019)
- 2026, US, 2.9 Billion Market Size (GlobalData Inc. 2019)
- Unmet need - No current immunotherapy for brain tumors
- We expect significant market penetration after registration

Investor Highlights

Glioblastoma first indication targeted:

- Large, unmet need
- Market valued over $2.9 Billion annually, after 2026
- Brain cancers today has no immunotherapy treatment, leaving only the option of highly invasive surgery, toxic chemotherapy, and radiation treatments

Investor Highlights (Future Assets)

Novel therapeutics, diagnostics and medical devices to improve the quality of life for:

- Glioblastoma patients and others
- Predictive technologies to help us achieve these goals
- Later stage technology, close to market-ready or in the market
- Additional assets should be closer to generating revenue

Financial Update

Neil Laird, CFO

Financial Update

Four Areas of Focus

- Raising Capital - Funding
- Improving our Capital Structure
- Management of Expenses
- Ensuring Compliance with our Reporting Requirements

Funding and Expense Management

- We have maintained good control over expenses and managed them to the minimum required to move our platform technology forward.

- Cash used in operations for the nine months ended September 30, 2022, was $706,954 and was mainly spent on payroll, consulting fees in respect of our proposed IND application, compliance, insurance, legal, audit and accounting and interest on loans.

- These operations were funded by $740,223 of cash received from loans and stock subscriptions less $125,000 for partial payment related to the preferred stock redemption.

Capital Structure

- March 2022, purchased and redeemed 24,400 Series B preferred stock
  - Significantly reduced the overhang from these shares that had a 1:10,000 conversion ratio into common stock
- August 2022, upgraded our listing to OTCQB
  - Facilitated our ability to file an S-1
- September 2022, resale S-1 became effective
  - Registered up to 23.9 million shares of which 8.4 million were currently outstanding.
  - IVST owns 7.5 million XSNX shares (~40% of total outstanding) is distributing its shares to their shareholders
- Our unaffiliated float will increase from 2.9 million shares (16% of outstanding) to around 8.9 million (48%)

Compliance

- All SEC filings have been filed on time since the 10-Q for the period ending March 31, 2021.

- The 10-K filing for the year ended September 30, 2022, is in process and currently on schedule.

Outstanding Shares as of 9/30/22

	# Shares	Percentage
All Others	7,399,547	39.9%
Dwain Irvin, CEO	1,800,000	9.7%
AJB Capital (based on 13G)	1,574,543	8.5%
Neil Laird, CFO	260,000	1.4%
Innovest Global	7,500,000	40.5%
	18,534,090	100%

2022 Technology Milestones Achieved

- Q4 2022 - FDA provides Orphan Drug Designation for TLR-AD1

- Q3 2022 - Completed negotiations with world class drug manufacturer to produce TRL-AD1 for human trials

2023 Goals to Increase XSNX Value

- Obtain bridge financing
- Complete Data generation for IND application
- File IND application with the FDA to obtain approval to begin Human Clinic Trials
- Uplist to Nasdaq
- Obtain presumed FDA approval to Start Human Clinical Trials
- Considering additional asset to IP portfolio (closer to revenue generation)

Official Portion

Voting on Proposals

NovAccess Global

MARKET SYMBOL : XSNX

Thank You!

For questions and comments about the meeting, please contact: info@novaccessglobal.com